                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement           [ ] Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [X] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                           SHORT-TERM INVESTMENTS CO.
                            TAX-FREE INVESTMENTS CO.

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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid

INSTITUTIONAL PROXY INFORMATION

Important Update for Shareholders -Special Meeting of Shareholders

Date:      Tuesday, October 21, 2003

Time:      3:00 p.m. Central Time

Location:  AIM Headquarters
           11 Greenway Plaza, Suite 100
           Houston, Texas

PURPOSE: Vote on general issues, but also some specific issues, pertaining to AIM funds. Please read the Proxy Statements for complete information about all issues regarding the Proxy Vote. General issues include:

       o  Elect 16 directors/trustees of your funds.

       o Shareholders of Tax-Free Investments Co., Cash Reserve Portfolio are asked to approve an Agreement and Plan of Reorganization which provides for the redomestication of Tax-Free Investments Co. as a Delaware statutory trust and, in connection therewith, the sale of all of Tax-Free Investments Co.'s assets and the dissolution of Tax-Free Investments Co. as a Maryland corporation.

       o Shareholders of Short-Term Investments Co., Liquid Assets Portfolio and Prime Portfolio are asked to approve an Agreement and Plan of Reorganization which provides for the redomestication of each series portfolio of Short-Term Investments Co. as new series portfolios of Short-Term Investments Trust, an existing Delaware statutory trust and, in connection therewith, the sale of all of Short-Term Investments Co.'s assets and the dissolution of Short-Term Investments Co. as a Maryland corporation.

Please select one of the funds from the menu below to read answers to common questions regarding your fund's Proxy Vote, to view Prospectuses, Proxy Statements and to access the Annual Reports.

Select a portfolio [drop-down box]

VOTE BY MAIL

Complete and sign the proxy card and return it in the postage-paid envelope enclosed with the shareholder mailing.


If you have further questions about Proxy Voting, contact your AIM Institutional Group--Servicemark-- representative at 1.800.659.1005. All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time October 21, 2003.

         [LINKS] Prospectuses | Help | Site Map | Terms of Use | Privacy

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, obtain the prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                        INVESTMENT PRODUCTS OFFERED ARE:
              NOT FDIC-INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                         FUND MANAGEMENT COMPANY 8/2003

      --Copyright-- 2003 A I M Management Group Inc. All Rights Reserved.

INSTITUTIONAL PROXY INFORMATION BY FUND

To access your AIM portfolio's proxy information, select the fund name from the drop down, or scroll down to the page.

STIC Liquid Assets [drop-down box]

SHORT-TERM INVESTMENTS, CO. - LIQUID ASSETS PORTFOLIO

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

Additional fund materials:

     o    Prospectus, Annual Report & Semiannual Report

     o    Performance Summary

                                                                   Return to top
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SHORT-TERM INVESTMENTS, CO. - PRIME PORTFOLIO

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

Additional fund materials:

     o    Prospectus, Annual Report & Semiannual Report

     o    Performance Summary

                                                                   Return to top
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SHORT-TERM INVESTMENTS TRUST - GOVERNMENT & AGENCY PORTFOLIO

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

Additional fund materials:

     o    Prospectus, Annual Report & Semiannual Report

     o    Performance Summary

                                                                   Return to top
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


SHORT-TERM INVESTMENTS TRUST - GOVERNMENT TAXADVANTAGE PORTFOLIO

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

Additional fund materials:

     o    Prospectus, Annual Report & Semiannual Report

     o    Performance Summary

                                                                   Return to top
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SHORT-TERM INVESTMENTS TRUST - TREASURY PORTFOLIO

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

Additional fund materials:

     o    Prospectus, Annual Report & Semiannual Report

     o    Performance Summary

                                                                   Return to top
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TAX-FREE INVESTMENTS CO. - CASH RESERVE PORTFOLIO

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

Additional fund materials:

     o    Prospectus, Annual Report & Semiannual Report

     o    Performance Summary

                                                                   Return to top
--------------------------------------------------------------------------------

         [Link] Prospectuses | Help | Site Map | Terms of Use | Privacy

--------------------------------------------------------------------------------

For more complete information about any AIM funds, including sales charges and expenses, obtain the prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                        INVESTMENT PRODUCTS OFFERED ARE:
              NOT FDIC-INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                         FUND MANAGEMENT COMPANY 8/2003

      --Copyright-- 2003 A I M Management Group Inc. All Rights Reserved.

                           GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.aiminvestments.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - You may call in your vote at 1-888- 221-0697 for the 24-hour automated system. You will need the control number from your proxy card. You may call 1-800-880-9347 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR the proposals on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the October 21, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time on October 21, 2003.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING?

     - To elect 16 directors to the Board of Directors of Short-Term Investments Co. ("Company"), each of whom will serve until his or her successor is elected and qualified.

     - To approve an Agreement and Plan of Reorganization which provides for the redomestication of each series portfolio of Company as a new series portfolios of Short-Term Investments Trust, an existing Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to vote on the election of 16 directors to the Board of Directors of Company.

     - You are being asked to vote on the approval of an Agreement and Plan of Reorganization for the redomestication of each series portfolio of your Company as a new series portfolio of Short-Term Investments Trust, and, in connection therewith, the sale of all the assets of your Company and the dissolution of your Company as a Maryland corporation.

WHY IS THIS ELECTION OF TRUSTEES BEING PROPOSED?

The shareholders of all the AIM Funds and the INVESCO Funds would benefit if a united board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by A I M Advisors, Inc., INVESCO Funds Group, Inc. and their affiliates.

WHY IS THE REDOMESTICATION BEING PROPOSED?

     - The redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations.

     - The Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED ELECTION OF DIRECTORS?

Further details can be found in the section of the proxy statement/prospectus titled "ELECTION OF DIRECTORS".

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REDOMESTICATION?

Further details can be found in the section of the proxy statement/prospectus titled "APPROVAL OF THE STIC PLAN TO REDOMESTICATE EACH SERIES PORTFOLIO OF SHORT-TERM INVESTMENT CO. AS NEW SERIES PORTFOLIOS OF SHORT-TERM INVESTMENT TRUST".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REDOMESTICATION?

The redomestication has been structured as a tax-free transaction for Federal income tax purposes.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

The board recommends that you vote FOR the proposals.

--------------------------------------------------------------------------------
For more complete information about any AIM or INVESCO funds, including sales charges and expenses, obtain the prospectus. Please read the prospectus(es) carefully before you invest or send money.

Cash Assets Portfolio
Liquid Assets Portfolio
Prime Portfolio

                           GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.aiminvestments.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - You may call in your vote at 1-888-221-0697 for the 24-hour automated system. You will need the control number from your proxy card. You may call 1-800-880-9347 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR the proposals on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the October 21, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. Central Time on October 21, 2003.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING?

     - To elect 16 directors to the Board of Directors of Tax-Free Investments Co. ("Company"), each of whom will serve until his or her successor is elected or qualified.

     - To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to approve the election of 16 directors to the Board of Directors of Company.

     - You are being asked to approve an Agreement and Plan of Reorganization, which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all the assets of Company and the dissolution of Company as a Maryland corporation.

WHY IS THIS ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF COMPANY BEING PROPOSED?

The shareholders of all the AIM Funds and the INVESCO Funds would benefit if a united board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by A I M Advisors, Inc., INVESCO Funds Group, Inc. and their affiliates.

WHY IS THE REDOMESTICATION BEING PROPOSED?

     - The redomestication is being proposed primarily to provide your Company with greater flexibility in conducting its business operations.

     - The Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED ELECTION OF DIRECTORS?

Further details can be found in the section of the proxy statement titled "ELECTION OF DIRECTORS".

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REDOMESTICATION?

Further details can be found in the section of the proxy statement titled "APPROVAL OF THE TFIC PLAN TO REDOMESTICATE TAX-FREE INVESTMENTS CO. AS A DELAWARE STATUTORY TRUST".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REDOMESTICATION?

The redomestication has been structured as a tax-free transaction for Federal income tax purposes.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

The board recommends that you vote FOR the proposals.

--------------------------------------------------------------------------------
For more complete information about any AIM or INVESCO funds, including sales charges and expenses, obtain the prospectus. Please read the prospectus(es) carefully before you invest or send money.